                                                                   EXHIBIT 10.10

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE
                                             --------------
STATE OR OTHER JURISDICTION'S SECURITIES OR BLUE SKY LAWS, AND NO SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR DISPOSED OF ABSENT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS COVERING SUCH SECURITIES OR SUCH TRANSFER IS MADE IN ACCORDANCE WITH AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS, AND THE COMPANY RECEIVES AN OPINION OF COUNSEL FROM THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS.

THIS SECURITY IS NOT A DEPOSIT OR AN OBLIGATION OF ANY DEPOSITORY INSTITUTION, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND IS NOT SECURED.

                               CCF HOLDING COMPANY

                             SERIES A FLOATING RATE
                         JUNIOR SUBORDINATED DEBENTURES

                               DUE MARCH 31, 2032

                                                      Aggregate Principal Amount
Certificate No. -001-                                          $4,125,000.00

     CCF HOLDING COMPANY, a Georgia corporation (the "Company," which term
                                                      -------
includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CCF CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware, or registered assigns, the principal sum of FOUR MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($4,125,000.00) on March 31, 2032; provided that the Company may shorten the Stated Maturity of the principal of this Security to a date not earlier than March 31, 2007, subject to certain conditions specified in Section
3.15 of the Indenture, and to redemption by the Company as provided in Section
11.7 of the Indenture, but in no event shall the Stated Maturity be a date later than March 31, 2032. The Company further promises to pay interest on said principal from the date of issuance, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30, and December 31 of each year (each, a "Distribution Date"), commencing March 31,
                                   -----------------
2002 at the floating rate per annum, reset quarterly on each Distribution Date for the next succeeding quarter, equal to the prime rate of interest so published in the "Money Rates" table in the Eastern Edition of The Wall Street Journal for the last business day of each of March, June, September and December, as applicable (or if more than one rate is so indicated in the Eastern Edition of The Wall Street Journal, the prime rate shall equal the highest rate provided), plus 75 basis points (the "Floating
                                                                        --------
Rate") on the principal amount outstanding hereunder, together with Additional
----
Sums, if any, as provided in Section 10.6 of the Indenture, until the principal hereof is paid or duly provided for or made available for payment. Any principal, premium or Additional Sums and any overdue installment of interest not paid when due shall bear Additional Interest at the Floating Rate (to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed during that period. The amount of interest payable for any full interest period shall be computed using a year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder that is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date) or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     So long as no Event of Default has occurred and is continuing, the Company shall have the right as provided in Section 3.12 of the Indenture, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to 20 consecutive quarterly interest payment periods with respect to each deferral period (each, an "Extension Period"),
                                                        ----------------
during which Extension Periods the Company shall have the right to make no payments or partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid including Additional Interest, as provided below; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security and no such Extension Period may end on a date other than an Interest Payment Date; and provided, further, during any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to this Security (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit or incentive plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants of the Company or its subsidiaries, in connection with a dividend reinvestment or stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock, or (f) payments by the Company under the Guarantee). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Event of Default has occurred and is continuing and provided further, no Extension Period shall exceed 20 consecutive quarterly interest payment periods, extend beyond the Stated Maturity of the principal of this Security or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that otherwise would have been due and payable during such Extension Period shall bear Additional Interest (to the extent that the payment of such interest shall be legally permissible) at the Floating Rate per annum, compounded quarterly and calculated as set forth in the first paragraph of this Security, from the date on which such amounts would otherwise have been due and payable until paid or made available for payment. The Company shall give the Holders of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral, or so long as such Securities are held by the Issuer Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the record date for determining the holders of such Capital Securities entitled to such Distributions on the Capital Securities.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, which unless otherwise changed by the Company shall be the Corporate Trust Office.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and
(c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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                                      -4-

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal on February 1, 2002.

                                   CCF HOLDING COMPANY


                                   By: /s/ Leonard A. Moreland
                                      ------------------------------------------
                                      Leonard A. Moreland
                                      Executive Vice President

Attest:

    /s/ Charles S. Tucker
--------------------------------
      Charles S. Tucker
         Secretary

[CORPORATE SEAL]

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: February 1, 2002            WILMINGTON TRUST COMPANY
                                   not in its individual capacity, but solely as Trustee


                                   By: /s/ Patricia A. Evans
                                      ------------------------------------------
                                      Patricia A. Evans
                                      Authorized Signatory

                               Reverse of Security

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more
                            ----------
series under the Junior Subordinated Indenture, dated as of February 1, 2002 (herein called the "Indenture"), between the Company and Wilmington Trust
                    ---------
Company, as Trustee (herein called the "Trustee," which term includes any
                                        -------
successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, and is limited to the aggregate principal amount of $4,125,000.00.

     All terms used but not defined in this Security, shall have the respective meanings provided in the Indenture or in the Amended and Restated Trust Agreement, dated as of February 1, 2002 (as modified, amended or supplemented from time to time the "Trust Agreement"), relating to CCF Capital Trust I (the
                       ---------------
"Issuer Trust") among the Company, as Depositor, the Trustees named therein, the
 ------------
Administrators named therein, and the Holders (as defined therein) from time to time of the Trust Securities issued pursuant thereto.

     The Company has the right to redeem this Security (i) on or after March 31, 2007, in whole at any time or in part from time to time, or (ii) in whole (but not in part), at any time within 90 days following the occurrence and during the continuation of a Tax Event, Investment Company Event, or Capital Treatment Event, in each case at the Redemption Price described below. The redemption of Securities of any series as permitted or required by the terms of this Certificate or the Indenture shall be made in accordance with the terms of this Certificate and Article XI of the Indenture; provided, however, if any provision of this Certificate shall conflict with any provision of such Article XI, the provision of this Certificate shall govern. Any redemption of any Security prior to its Stated Maturity shall also be subject to prior notice, and approval of (or notice of intent not to disapprove) the redemption, if then required by the capital adequacy rules or otherwise by the Federal Reserve applicable to the Company at that time.

     The Redemption Price in the case of a redemption under clauses (i) or (ii) in the preceding paragraph shall equal the principal amount hereof (or portion thereof to be redeemed in a partial redemption), together with accrued interest (including Additional Interest, if any) to but excluding the date fixed for redemption.

     In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, if the Outstanding Securities have been issued to and are held by an Issuer Trust, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all the Outstanding Securities of this series to be immediately due and payable, the Holders of at least 25% in aggregate Liquidation Amount of the related series of Capital Securities issued by the Issuer Trust then outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee; and upon any such declaration, the principal amount of and the accrued interest (including Additional Interest, if any) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (including Additional Interest) on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in minimum denominations of $1,000.00 and integral multiples of $1,000.00 in excess thereof. Securities may be exchanged for other Securities of like tenor, of any authorized denominations, and of like aggregate principal amount. To the fullest extent permitted by applicable law, any transfer, exchange or other disposition of Securities in contravention of Section 3.6(b)(v) of the Indenture shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Securities for any purpose, including but not limited to the receipt of interest payable on such Securities, and such transferee shall be deemed to have no interest whatsoever in such Securities. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security, each agrees that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness and shall be treated as such.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

                                      -3-